UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Aberdeen Australia Equity Fund, Inc.

Exact name of registrant as specified in charter:

800 Scudders Mill Road Plainsboro, New Jersey 08536
Address of principal executive offices:

Ms. Megan Kennedy

Aberdeen Asset Management Inc.

1735 Market Street

37th Floor

Philadelphia, PA 19103

Name and address of agent for service:

Registrant’s telephone number, including area code: 866-839-5205

Date of fiscal year end: October 31

Date of reporting period: 4/30/09

Item 1 – Reports to Stockholders –

09

Aberdeen Australia Equity Fund, Inc.

Semi-Annual Report

April 30, 2009

Invests primarily in equity securities of Australian companies listed on the

Australian Stock Exchange Limited.

Letter to Shareholders (unaudited)

June 11, 2009

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2009. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 4.99% for the six months ended April 30, 2009, assuming reinvestment of distributions, compared with 7.79%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price decreased 12.1% over the six months, from $8.60 on October 31, 2008 to $7.56 on April 30, 2009. The Fund’s share price on April 30, 2009 represented a discount of 6.3% to the NAV per share of $8.07 on that date, compared with a premium of 2.7% to the NAV per share of $8.37 on October 31, 2008. At the date of this letter, the share price was $10.57, representing a premium of 11.0% to the NAV per share of $9.52.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2009, the Board of Directors determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2009. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On June 9, 2009, the Board of Directors authorized a quarterly distribution of 23 cents per share, payable on July 10, 2009 to all shareholders of record as of June 30, 2009.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2008, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5205 in the United States,
•	E-mailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeeniaf.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Distribution Disclosure Classification (unaudited)

Your Board’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the 1940 Act, the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2008, including the distribution paid on April 9, 2009, are comprised of 17% net investment income and 83% return of paid-in-capital.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2010, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2009 calendar year.

Aberdeen Australia Equity Fund, Inc

Dividend Reinvestment and Cash Purchase Plan (unaudited)

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a Participant in the Plan, you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower cost – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent:

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Report of the Investment Manager (unaudited)

Economic Review

The Australian market, as represented by the S&P/ASX 200 Accumulation Index, (the benchmark) rose by 7.8% in U.S. Dollar terms for the six months ended April 30, 2009. In the first quarter of the year, the benchmark posted a negative return of 14.5% however this was reversed in the second quarter ending April 2009 which contributed a positive return of 22.3%.

During November the Australian share market continued to decline further by 7.2% caused by weak economic data due to deteriorating global economic growth prospects which forced a downward revision to the official growth forecast for Australia. The Reserve Bank of Australia (“RBA”) responded by cutting official interest rates by an additional 0.75% to 5.25%. The Australian Government indicated an investment of A$1bn in mortgage-backed securities would be completed to revive the debt market and extended the guarantee on bank deposits. In corporate news BHP Billiton withdrew its bid for Rio Tinto on debt concerns.

The month of December proved to be a relatively benign month compared to recent market movements, declining by slightly below 1%, helped by a bounce in material companies due to higher commodity prices. This decline extended the run of negative quarters from the Australian share market to five, taking the market back to 2004 levels. Third quarter economic growth was flat because of weaker spending and trade, while November business confidence dropped to a record low. In turn, the Australian Government distributed A$10.4bn worth of handouts to pensioners and families, while the RBA cut interest rates by a larger than expected 1% to a seven year low of 4.25%. One of the themes affecting the market during the quarter ended December included the equity raisings by companies in order to reduce or replace debt continuing into 2009.

Having started the New Year positively the Australian share market retreated to finish the month with a decline of 4.9%; the decline was caused by the real estate sector and financials, the latter affected by continuing problems in the banking systems of the U.S. and Europe, coupled with the possible implications for the capital requirements of local banks. The ban on short selling financials was extended into March. Conversely, the materials sector outperformed due to BHP Billiton Limited which was flat on the month. Economic data was mixed including fourth quarter consumer prices which declined the most in 11 years. December employment and January consumer confidence also deteriorated but November housing and retail sales ended higher.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

The S&P/ASX200 index set two records in February including a 5.5% decline which brought up a six-month losing streak, the first since the seven-month decline in 1974. The index also set a new low level for this correction, which was last seen in February 2004. Earnings numbers for the December half did not disappoint expectations overall-partly reflecting pre-announcements and warnings, however share price reactions were often more negative than positive. The Australian government announced a stimulus package equivalent to A$42bn or around 4% of annual GDP. The RBA continued to ease, cutting the cash rate by a further 100bps to 3.25%.

In March the S&P/ASX200 Index tracked the U.S., bouncing up 7.1%, ensuring that it did not record seven straight months of decline. The resources sector (+9.2%) continued to out perform in the first two months of 2009, but banks (+15%) did even better. The main losers were the defensive sectors which suffered from rotation into more cyclical stocks as economic indicators appeared to show stabilization in the U.S. (GDP) and China (PMI). The RBA left rates unchanged at 3.25%.

In April the market built on the March rebound with a gain of 5.5% on the S&P/ASX200 Index. The resources sector underperformed with weak production reports from both BHP Billiton Limited and Rio Tinto Limited. Banks were hit by weak earnings from the Australian and New Zealand Banking Group Limited and the National Australia Bank which highlighted deteriorating loan quality and higher provisioning, but of greater impact were dividend cuts of approximately 25%. The RBA lowered the cash rate by a further 25bps and the unemployment rate shot up to a 5 year high of 5.7% from 5.2%.

Aberdeen Australia Equity Fund, Inc

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of April 30, 2009, the Fund did not have more than 25% of its assets invested in any industry group. The financial industry sector is comprised of several groups.

As of April 30, 2009, the Fund held 96.0% of its net assets in equities, 0.3% in a short-term investment and 3.7% in other assets in excess of liabilities.

Asset Allocation as of April 30, 2009

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2009:

Name of Security	Percentage of Net Assets
BHP Billiton Limited	13.5%
QBE Insurance Group Limited	7.6%
Rio Tinto Limited	6.1%
Westpac Banking Corporation Limited	6.0%
Woolworths Limited	5.8%
Lion Nathan Limited	5.1%
Commonwealth Bank of Australia	4.2%
Australia & New Zealand Banking Group Limited	4.2%
AGL Energy Limited	4.0%
Woodside Petroleum Limited	3.8%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2009

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—96.0%
COMMON STOCKS—96.0%
CONSUMER DISCRETIONARY—8.1%
314,800	Billabong International Limited	$2,402,198
1,583,400	Fairfax Media Limited	1,363,621
680,400	TABCORP Holdings Limited	3,683,878
2,536,500	Tattersall's Limited	5,106,218
		12,555,915
CONSUMER STAPLES—15.9%
2,790,000	Goodman Fielder Limited	2,331,776
935,300	Lion Nathan Limited	7,973,218
1,722,300	Metcash Limited	5,206,991
467,000	Woolworths Limited	9,068,554
		24,580,539
ENERGY—3.8%
208,900	Woodside Petroleum Limited	5,826,773
FINANCIALS—26.9%
561,300	Australia & New Zealand Banking Group Limited	6,485,999
217,700	Australian Stock Exchange Limited	5,176,741
651,700	AXA Asia Pacific Holdings Limited	1,847,128
120,000	Bendigo Bank Limited	598,260
256,600	Commonwealth Bank of Australia	6,547,450
748,000	QBE Insurance Group Limited	11,845,231
664,400	Westpac Banking Corporation Limited	9,270,765
		41,771,574
HEALTH CARE EQUIPMENT & SERVICES—2.8%
353,770	Ramsay Health Care Limited	2,378,195
231,000	Sonic Healthcare Limited	1,957,471
		4,335,666
INDUSTRIALS—3.3%
201,000	Leighton Holdings Limited	3,077,835
472,800	Toll Holdings Limited	2,027,282
		5,105,117
INFORMATION TECHNOLOGY—1.7%
403,900	Computershare Limited	2,682,902
MATERIALS—21.9%
863,400	BHP Billiton Limited	20,876,109
852,923	Incitec Pivot Limited	1,307,907
193,300	Orica Limited	2,360,075
201,800	Rio Tinto Limited	9,449,178
		33,993,269
PROPERTY—3.1%
625,500	Westfield Group Limited	4,877,663

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of April 30, 2009

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
TELECOMMUNICATION SERVICES—2.8%
1,802,500	Singapore Telecommunications Limited	$3,117,719
756,000	Telecom Corporation of New Zealand Limited	1,208,730
		4,326,449
UTILITIES—5.7%
562,900	AGL Energy Limited	6,185,400
3,630,000	SP Ausnet	2,638,101
		8,823,501
	Total Long Term Investments—96.0% (cost $137,429,719)	148,879,368
SHORT-TERM INVESTMENT—0.3%
Par Amount
$446,000	State Street Bank and Trust Time Deposit, 0.01%, 5/01/09	446,000
	Total Short-Term Investments—0.3% (cost $446,000)	446,000
	Total Investments—96.3% (cost $137,875,719)	149,325,368

	Other assets in excess of liabilities—3.7%	5,697,644
	Net Assets—100.0%	$155,023,012

Tax Cost of Investments

The United States federal income tax basis of the Fund's investments and net unrealized depreciation as of April 30, 2009 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$137,875,719	$41,817,815	$30,368,166	$11,449,649

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2009

Assets
Investments, at value (cost $137,875,719)	$149,325,368
Foreign currency, at value (cost $6,693,726)	6,899,368
Cash	56
Receivable for investments sold	603,450
Other assets	17,137
Total assets	156,845,379

Liabilities
Payable for investments purchased	1,687,436
Investment management fee payable	123,347
Administration fee payable	11,584
Total liabilities	1,822,367
Net Assets	$155,023,012

Composition of Net Assets
Common Stock (par value $.01 per share)	$192,070
Paid-in capital in excess of par	152,386,702
Distributions in excess of net investment income	(9,247,385)
Accumulated net realized losses on investment transactions	(8,066,704)
Net unrealized appreciation on investments	16,087,139
Accumulated net realized foreign exchange gains	8,108,111
Net unrealized foreign exchange losses	(4,436,921)
Net Assets	$155,023,012
Net asset value per common share based on 19,206,969 shares issued and outstanding	$8.07

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2009

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $47,477)	$3,864,540
Interest	159,217
4,023,757

Expenses
Investment management fee	635,953
Legal fees and expenses	169,823
Directors’ fees and expenses	121,043
Reports to shareholders and proxy solicitation	64,799
Administration fee	59,158
Insurance expense	50,299
Independent auditors’ fees and expenses	40,043
Investor relations fees and expenses	37,798
Custodian’s fees and expenses	33,145
Transfer agent’s fees and expenses	18,669
Miscellaneous	28,239
Total expenses	1,258,969

Net investment income	2,764,788

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized loss on:
Investment transactions	(7,996,217)
Foreign currency transactions	(4,491,070)
(12,487,287)

Net change in unrealized appreciation/(depreciation) on:
Investments	(1,367,467)
Foreign currency translation	17,086,778
15,719,311
Net gain on investments and foreign currencies	3,232,024
Net Increase in Net Assets Resulting from Operations	$5,996,812

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2009 (unaudited)	For the Year Ended October 31, 2008

Increase/(Decrease) in Net Assets

Operations
Net investment income	$2,764,788	$9,779,867
Net realized gain/(loss) on investments transactions	(7,996,217)	5,434,863
Net realized gain/(loss) on foreign currency transactions	(4,491,070)	4,687,470
Net change in unrealized appreciation/(depreciation) on investments	(1,367,467)	(115,578,609)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	17,086,778	(64,219,252)
Net increase/(decrease) in net assets resulting from operations	5,996,812	(159,895,661)

Distributions to shareholders from:
Net investment income	(11,716,251)	(4,665,416)
Realized capital gains	–	(16,118,089)
Tax return of capital	–	(14,525,139)
Total decrease in net assets from distributions to shareholders	(11,716,251)	(35,308,644)

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 0 and 74,011 shares of common stock, respectively	–	1,120,024
Repurchase of common stock resulting in the reduction of 22,800 and 0 shares of common stock, respectively	(143,477)	–
Total increase/(decrease) in net assets from common stock transactions	(143,477)	1,120,024
Total decrease in net assets resulting from operations	(5,862,916)	(194,084,281)

Net Assets
Beginning of period	160,885,928	354,970,209
End of period (including distributions in excess of net investment income of ($9,247,385) and ($295,922), respectively)	$155,023,012	$160,885,928

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2009 (unaudited)		For the Year Ended October 31,
Per Share Operating Performance(1):			2008	2007	2006	2005	2004
Net asset value, beginning of period	$8.37		$18.53	$13.25	$11.75	$10.64	$9.38
Net investment income	0.14		0.51	0.39	0.41	0.37	0.28
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.17		(8.83)	6.47	2.47	1.79	1.76
Total from investment operations	0.31		(8.32)	6.86	2.88	2.16	2.04
Distributions from:
Net investment income	(0.61)		(0.24)	(0.53)	(0.48)	(0.51)	(0.30)
Realized capital gains	–		(0.84)	(0.98)	(0.90)	(0.54)	(0.36)
Tax return of capital	–		(0.76)	–	–	–	(0.12)
Total distributions	(0.61)		(1.84)	(1.51)	(1.38)	(1.05)	(0.78)
Effect of Fund shares repurchased	–	(3)	–	–	–	–	–
Payment by shareholder of short-swing profit	–		–	–	– (3)	–	–
Offering costs on common stock	–		–	(0.07)	–	–	–
Net asset value, end of period	$8.07		$8.37	$18.53	$13.25	$11.75	$10.64
Market value, end of period	$7.56		$8.60	$18.25	$14.00	$12.99	$10.25

Total Investment Return Based on(2):
Market value	(4.28%	)	(45.57% )	43.46%	20.09%	38.98%	32.53%
Net asset value	4.99%		(47.83% )	53.91%	25.66%	21.11%	23.19%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$155,023		$160,886	$354,970	$223,588	$197,421	$178,551
Average net assets (000 omitted)	$140,349		$282,702	$283,749	$209,507	$194,946	$166,284
Net expenses	1.81%	(4)	1.26%	1.44%	1.45%	1.48%	1.75%
Expenses without reimbursement	1.81%	(4)	1.26%	1.51%	1.55%	1.48%	1.75%
Net investment income	3.97%	(4)	3.46%	2.56%	3.31%	3.21%	2.85%
Portfolio turnover	6%		22%	30%	16%	28%	23%

(1)	Based on average shares outstanding.
(2)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share.
(4)	Annualized.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes. (see Taxes on page 13).

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. These Procedures were revised and approved by the Board of Directors on December 9, 2008. In accordance with the Procedures, investments are stated at current fair market value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price as obtained from a pricing agent or broker selected by the Fund’s Manager.

Short-term debt securities which mature in more than 60 days are valued at current market quotations as described above. Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

In situations when there is movement between the opening and closing prices of the iShares MSCI Australia Index Fund that exceeds the tolerance specified in the Procedures, the independent pricing source utilized by the Fund shall calculate the market value of the Fund’s Investments by determining a “fair value” for each of the equity securities in the Fund’s portfolio using factors provided by an independent pricing source.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

In 2009, the Fund commenced complying with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosure requirements for fair value measurements. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three broad levels of the hierarchy are listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of April 30, 2009.

Valuation Inputs	Investments in Securities
Level 1	$148,879,368
Level 2	446,000
Level 3	–
Total	$149,325,368

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of April 30, 2009.

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i)	market value of investment securities, other assets and liabilities –at the exchange rates at the end of the reporting period; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the US$ equivalent amounts actually received or paid. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US$.

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“FX”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The FX is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the FX is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These instruments may involve market risk and credit risk. These risks arise from unanticipated movements in the value of the foreign currencies involved in the transaction and from the potential inability of counterparties to meet the terms of their contracts. There were no FXs outstanding as of April 30, 2009.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2009, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2009. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Recent Accounting Pronouncements:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/ (losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2008 are subject to such review.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $160,675 to the Investment Adviser during the six months ended April 30, 2009.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.085% of the Fund’s average weekly managed assets up to $600 million and 0.06% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings for investment purposes.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the six months ended April 30, 2009, the Fund incurred fees of approximately $28,700 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2009 aggregated $8,536,108 and $17,415,351, respectively.

4. Capital

There are 30 million shares of $0.01 par value common stock authorized. At April 30, 2009, there were 19,206,969 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to NAV is at least 8%. For the six months ended April 30, 2009 and the fiscal year ended October 31, 2008, the Fund repurchased 22,800 shares and 0 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 12.6% during the six months ended April 30, 2009.

Based upon filings with the Securities and Exchange Commission, on June 1, 2009, Landesbank Berlin AG (“LB”), a wholly-owned subsidiary of Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG), was the beneficial owner of 1,719,240 shares of common stock (constituting approximately 9.0% of the Fund’s shares then outstanding).

5. Subsequent Event

Subsequent to April 30, 2009, the Fund declared a quarterly distribution of 23 cents per share, payable on July 10, 2009 to shareholders of record on June 30, 2009.

6. Change in Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The reports of the financial statements, previously issued by PwC for the Fund for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, March 6, 2009 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

To elect three directors to serve as Class III directors for a three-year term and until their successors are duly elected and qualify:

	Votes For	Votes Withheld
William J. Potter	16,226,841	504,423
John T. Sheehy	16,204,341	526,923
Brian M. Sherman	16,250,767	480,497

Directors whose term of office continued beyond this meeting are as follows: P. Gerald Malone, Neville J. Miles, Peter D. Sacks, Moritz Sell, and Hugh Young.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Brian Sherman

Hugh Young

Officers

Christian Pittard, President

Martin Gilbert, Vice President

William Bovingdon, Vice President

Mark Daniels, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

William Baltrus, Vice President

Alan Goodson, Vice President and Secretary

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Matthew Keener, Assistant Treasurer

Lucia Sitar, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2009, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the New York Stock Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

Not applicable to this filing.

Item 3 – Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 – Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 – Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 – Investments.

(a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a) Not required to be included in this filing

(b) During the period ended April 30, 2009, there was no change in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 9, 2009.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2008	4,300	5.863	4,300	1,922,547
December 1 through December 31, 2008	18,500	6.377	22,800	1,920,697
January 1 through January 31, 2009	0	0	0	1,920,697
February 1 through February 29, 2009	0	0	0	1,920,697
March 1 through March 31, 2009	0	0	0	1,920,697
April 1 through April 30, 2009	0	0	0	1,920,697
Total	22,800	6.236	22,800	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

In December 2008, the Registrant’s Board of Directors adopted amendments to the Registrant’s bylaws pertaining to corporate governance matters. Many of these amendments reflect changes to Maryland law. The amended bylaws include:

•

Updates to the procedures required for shareholders to call a special meeting of shareholders, including provisions that (a) clarify which shareholders may call a special meeting and (b) expand the information required to be provided by shareholders requesting a special meeting.

•

Enhancements to the “advance notice” provisions of the Registrant’s bylaws. These amendments require shareholders to notify the Secretary of the Registrant of director nominations and other shareholder proposals to be brought at an annual meeting, beginning with the 2010 annual meeting of shareholders, not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

•

Additionally, the enhanced “advanced notice” provisions (a) expand the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging activities and investment strategies of such shareholder and the shareholder’s affiliates, and (b) require shareholders to update or correct any previously-submitted information.

•

Clarification that only those individuals nominated in compliance with the advance notice provisions of the Bylaws are eligible to serve as directors and that individuals must meet the substantive qualification requirements at both the time of nomination and at the time of election.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Australia Equity Fund, Inc.

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Australia Equity Fund, Inc.

Date: June 29, 2009

By:	/s/ Megan Kennedy
Megan Kennedy,
Treasurer of Aberdeen Australia Equity Fund, Inc.

Date: June 29, 2009

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications